UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2025

SWK HOLDINGS CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

F11.001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 650, Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
9.00% Senior Notes due 2027	SWKHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of SWK Holdings Corporation (the “Company”), the Company’s stockholders approved the amendment (the “Plan Amendment”) to the Company’s 2010 Equity Incentive Plan (the “Plan”) to extend the date of termination of the Plan to June 13, 2030. The Plan Amendment previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Plan Amendment became effective immediately upon stockholder approval at the Annual Meeting.
A description of the material terms of the Plan Amendment is contained in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”). The foregoing description of the Plan Amendment and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 13, 2025, the Company held its Annual Meeting virtually. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Proxy Statement.
 Proposal 1 – Election of Directors. Each of Jerry Albright, Laurie L. Dotter and Robert K. Hatcher were elected to the Board of Directors, by a plurality of votes, to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or their earlier resignation, death or removal, with the voting results being as follows:

Nominee	For	Withhold Authority	Broker Non-Votes
Jerry Albright	10,463,066	433,245	385,315
Laurie L. Dotter	10,474,781	421,530	385,315
Robert K. Hatcher	10,488,381	407,930	385,315
Proposal 2 – Ratification of Independent Registered Public Accountants. The appointment of BPM LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified, as follows:

For	Against	Abstain
11,226,987	54,500	139
Proposal 3 – Approval, on an advisory basis, of the compensation paid to certain executive officers. The stockholders approved, on an advisory basis, the compensation paid to certain executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
10,385,696	420,203	90,412	385,315
Proposal 4 – Approval of an amendment to the Company’s 2010 Equity Incentive Plan, as amended. The stockholders approved an amendment to the Company’s 2010 Equity Incentive Plan as follows:

For	Against	Abstain	Broker Non-Votes
9,696,192	1,163,714	36,405	385,315

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Joe D. Staggs
Joe D. Staggs
President and Chief Executive Officer

Date: June 16, 2025